Exhibit 10.1

FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND
SECOND AMENDMENT TO
AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENTS

This FIFTH Amendment to SECOND AMENDED AND RESTATED Credit Agreement AND SECOND AMENDMENT TO AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENTS (this “Amendment”), effective as of the 14th day of February, 2012 (the “Fifth Amendment Effective Date”), is entered into by and among magnum hunter resources corporation, a Delaware corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended by the First Amendment to Second Amended and Restated Credit Agreement effective as of June 30, 2011, the Second Amendment to Second Amended and Restated Credit Agreement effective as of August 15, 2011, the Third Amendment to Second Amended and Restated Credit Agreement effective as of September 28, 2011, the Fourth Amendment to Second Amended and Restated Credit Agreement effective as of December 6, 2011, and as further amended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Security Agreement (as defined in the Credit Agreement as amended hereby) and make the other agreements more particularly described below; and

WHEREAS, said parties are willing to so amend the Credit Agreement and the Security Agreement and make such agreements subject in each case to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2. Amendments to Credit Agreement.

(a)	Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Security Agreement” in its entirety to read as follows:

“Security Agreement” means, collectively, those certain Amended and Restated Security and Pledge Agreements executed by the Borrower and the Guarantors, as amended, substantially in the form of Exhibit F-1 attached hereto.

(b)	Amendment to Section 9.18(a). Section 9.18(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (ii) thereof, (b) replacing the period at the end of clause (iii) with “; and”, and (c) adding a new clause (iv) to read as follows:

“(iv) Swap Agreements to hedge foreign exchange rate risks to which the Borrower or any of its Subsidiaries has actual exposure.”

(c)	Amendment to Section 9.18(c). Section 9.18(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) For purposes of this Section 9.18, purchases of put options and purchases of price floors shall not be considered Swap Agreements.”

(d)	Amendment to Annex I. Annex I to the Credit Agreement is hereby deleted in its entirety and replaced with Annex I attached hereto.

3. Amendment to Security Agreement. The definition of “Secured Parties” in each Security Agreement is hereby amended and restated in its entirety to read as follows:

“Secured Parties” means, collectively, the Administrative Agent, the Lenders and each party to a Permitted Swap Agreement if at the time of entering into such Permitted Swap Agreement such Person was a Lender under the Prior Agreement or the Credit Agreement or an Affiliate of a Lender under the Prior Agreement or the Credit Agreement.

4. Partial Release; Consent to Transfer; Consent to Second Lien Amendment.

(a)	The Administrative Agent, on behalf of itself and the Lenders, hereby releases the Equity Interests of Hunter Disposal, LLC held by Triad Hunter, LLC and all general intangibles related thereto (collectively, the “Released Property”) and does hereby agree that all security interests, Liens and rights in the Released Property granted to the Administrative Agent or the Lenders in the Loan Documents are hereby waived, discharged and released in their entirety. This release is a partial release only, limited solely to the security interests, Liens and rights in the Released Property granted in the Loan Documents and does not affect or impair in any manner any of the other Collateral.

(b)	The Administrative Agent and the Lenders hereby consent to the transfer (free and clear of any Liens) by Triad Hunter, LLC to GreenHunter Energy, Inc. of the Released Property. The Administrative Agent and the Lenders hereby (i) waive Section 9.11 of the Credit Agreement to the extent necessary to effectuate the sale, transfer or other disposition of the Released Property and (ii) agree that the value of the Released Property shall not be included in calculating the usage of the basket in Section 9.11(e) of the Credit Agreement.

(c)	The Administrative Agent and the Lenders hereby consent to an amendment to the Second Lien Credit Agreement on substantially similar terms and containing substantially similar provision as this Amendment.

5. Borrowing Base Redetermination; Acknowledgement and Agreement of the Parties.

(a)	Effective as of the Fifth Amendment Effective Date, the Conforming Borrowing Base shall be equal to $235,000,000 and the Non-Conforming Borrowing Base shall be equal to $0.
(b)	The parties hereto acknowledge and agree that the Borrowing Base redetermination effected pursuant to clause (a) of this Section 5 shall be deemed to be the May 1, 2012 Scheduled Redetermination.

6. Ratification. Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

7. Representations and Warranties. The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Fifth Amendment Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

8. Conditions to Effectiveness. This Amendment shall be effective on the Fifth Amendment Effective Date upon satisfaction of the following conditions:

(a)	the Borrower, the Guarantors and each of the Lenders shall have executed and delivered to the Administrative Agent counterparts of this Amendment;
(b)	the Borrower shall have executed and delivered to the Administrative Agent a Note payable to the order of the New Lender (as hereinafter defined), if requested by the New Lender;
(c)	the Borrower shall have delivered to the Administrative Agent (i) the Reserve Report supporting the redetermination of the Borrowing Base effected hereby, (ii) the related certificate required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) of the Credit Agreement, (iii) any Engineering Reports as shall have been reasonably requested by the Required Lenders in connection with the Reserve Report described in clause (i) above and (iv) title information required to be delivered by the Borrower pursuant to Section 8.13(a) of the Credit Agreement; and
(d)	the Borrower shall have paid to the Administrative Agent and the Lenders all fees and expenses that are due in connection with this Amendment.

9. New Lender; Assignment and Reallocation of Commitments.

(a)	By its execution of this Amendment, Royal Bank of Canada (the “New Lender”) shall become a party to the Credit Agreement as of the Fifth Amendment Effective Date and shall have all the rights and obligations, severally and not jointly, of a “Lender” under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto, and shall agree, and does hereby agree to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were an original signatory thereto.
(b)	The New Lender (i) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it has independently and without reliance upon the Administrative Agent or any other Lender, and based on such information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and the Credit Agreement (and that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement); (iii) represents and warrants that (A) its name set forth herein is its legal name, (B) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Amendment, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Amendment, the Credit Agreement and the other Loan Documents, (C) no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith, and (D) this Amendment constitutes its legal, valid and binding obligation; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) appoints and authorizes the Issuing Bank to take such action as letter of credit issuing bank on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Issuing Bank by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) represents and warrants that under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to such New Lender hereunder or under any Loan Document, and no tax forms described in Section 5.03(a) of the Credit Agreement are required to be delivered by the New Lender (or if required, such tax forms have been delivered to the Administrative Agent as required under Section 5.03(a) of the Credit Agreement).

(c)	The New Lender hereby advises each other party hereto that its address for notices and its Lending Office shall be as set forth below its name on its signature page attached hereto.
(d)	On the Fifth Amendment Effective Date, each of the Lenders that was a Lender prior to the Fifth Amendment Effective Date (each, an “Existing Lender”) hereby sells, assigns, transfers and conveys to the New Lender, and the New Lender hereby purchases and accepts, so much of the aggregate commitments under, and loans and participations in letters of credit outstanding under, the Credit Agreement such that, immediately after giving effect to the effectiveness of this Amendment, the Applicable Percentage of each Lender to the Credit Agreement and the portion of the Commitment of each Lender, shall be as set forth on Annex I, as amended hereby (it being understood that if any Letters of Credit are outstanding under the Credit Agreement as of the Fifth Amendment Effective Date, then the New Lender shall have purchased and accepted from the Existing Lenders, a participation in such outstanding Letters of Credit based on its Applicable Percentage). The foregoing assignments, transfers and conveyances are without recourse to any Existing Lender and without any warranties whatsoever by the Administrative Agent, the Issuing Bank or any Existing Lender as to title, enforceability, collectability, documentation or freedom from Liens, in whole or in part, other than that the warranty of any such Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests. The Existing Lenders and the Lenders shall, if appropriate, make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents thereunder for periods prior to the adjustment date among themselves, but in no event shall any such adjustment of Eurodollar Loans (a) constitute a payment or prepayment of all or a portion of any Eurodollar Loans or (b) entitle any Lender to any reimbursement under Section 5.02 of the Credit Agreement.

10. Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

11. Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

12. Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Fifth Amendment Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES

CORPORATION, a Delaware corporation

By: /s/ Ronald D. Ormand

Ronald D. Ormand

Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,

a Delaware limited liability company

By:   Magnum Hunter Resources Corporation,
         its sole member

By: /s/ Ronald D. Ormand

Ronald D. Ormand

Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,

a Delaware limited partnership

By:  Magnum Hunter Resources GP, LLC,

        its general partner

          By:   Magnum Hunter Resources Corporation,
                     its sole member

                  By: /s/ Ronald D. Ormand

               Ronald D. Ormand

               Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:   Magnum Hunter Resources Corporation,
         its sole member

        By: /s/ Ronald D. Ormand
               Ronald D. Ormand
               Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By: /s/ Ronald D. Ormand
       Ronald D. Ormand
       Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By: /s/ Ronald D. Ormand
       Ronald D. Ormand
       Secretary

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By: /s/ Ronald D. Ormand
       Ronald D. Ormand
       Chief Financial Officer

NGAS HUNTER, LLC

By: /s/ Ronald D. Ormand
       Ronald D. Ormand
       Vice President and Treasurer

Signature Page to Fifth Amendment to Credit Agreement

MHR CALLCO CORPORATION,

a corporation existing under the laws of the Province of Alberta

By: /s/ Ronald D. Ormand

       Ronald D. Ormand

       Vice President

MHR EXCHANGECO CORPORATION,

a corporation existing under the laws of the Province of Alberta

By: /s/ Ronald D. Ormand

       Ronald D. Ormand

       Vice President

WILLISTON HUNTER CANADA, INC.,

a corporation existing under the laws of the Province of Alberta

By: /s/ Ronald D. Ormand

       Ronald D. Ormand

       Executive Vice President and Chief

       Financial Officer

WILLISTON HUNTER INC.,

a Delaware corporation

By: /s/ Ronald D. Ormand

       Ronald D. Ormand

       Executive Vice President and Chief

       Financial Officer

 Signature Page to Fifth Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC, a Delaware limited liability company By: /s/ Ronald D. Ormand Ronald D. Ormand Vice President and Treasurer

 Signature Page to Fifth Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By: /s/ Gumaro Tijerina
Gumaro Tijerina
Director

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Nancy M. Mak
Nancy M. Mak
Vice President

 Signature Page to Fifth Amendment to Credit Agreement

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Mark Serice
Mark Serice
Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION

By: /s/ David Morris
David Morris
Vice President

 Signature Page to Fifth Amendment to Credit Agreement

LENDER:

UBS LOAN FINANCE LLC

By: /s/ Irja R. Otsa
Irja R. Otsa
Associate Director

By: /s/ Mary E. Evans
Mary E. Evans
Associate Director

 Signature Page to Fifth Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By: /s/ Angela McCracken
Angela McCracken
Vice President

 Signature Page to Fifth Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Michael Getz
Michael Getz
Vice President

By: /s/ Carin Keegan
Carin Keegan
Director

Signature Page to Fifth Amendment to Credit Agreement

LENDER:

UNION BANK, N.A.

By: /s/ Paul E. Cornell
Paul E. Cornell
Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By: /s/ Nupur Kumar
Nupur Kumar
Vice President

By: /s/ Rahul Parmar
Rahul Parmar
Associate

 Signature Page to Fifth Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS BANK USA

By: /s/ Mark Walton
Mark Walton
Vice President

Signature Page to Fifth Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By: /s/ Gregory C. Magnuson
Gregory C. Magnuson
Vice President

Signature Page to Fifth Amendment to Credit Agreement

NEW LENDER

ROYAL BANK OF CANADA

By: /s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

Address for Notices:

Royal Bank of Canada - WFC Branch
Three World Financial Center 200 Vesey Street
New York, NY 10281-8098
Attention: US Specialized Service Officer
Telecopy: (212) 428-2372

Lending Office:

Royal Bank of Canada - WFC Branch
Three World Financial Center
200 Vesey Street
New York, NY 10281-8098
Attention: US Specialized Service Officer
Telephone: (416) 955-6599

 Signature Page to Fifth Amendment to Credit Agreement